EXHIBIT 10.2

Change Order CO-0008

CHANGE ORDER FORM

Delay in Full Placement of Insurance Program

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0008 DATE OF CHANGE ORDER: July 27, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Sections 1.A9(e) and (f)of Attachment O is hereby amended and restated as follows:

(e)
Sum Insured: The insurance policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure not less than $1,000,000,000 commencing at LNTP and insure one hundred percent (100%) of the Facility's insurable values commencing no later than fifty-six (56) Days after NTP, (iii) value losses at replacement cost, without deduction for physical depreciation or obsolesce including custom duties, Taxes and fees and (iv) insure loss or damage from earth movement without a sub-limit, (v) insure property loss or damage from flood and named windstorm with a sub-limit not less than $150,000,000 commencing at LNTP, provided that such sub-limit shall increase to an amount that is not less than $500,000,000 no later than fifty-six (56) Days after NTP, and such sub-limit in the event of a named windstorm shall apply to the combined loss covered under Section 1.A.9 Builder's Risk and Section 1.A.10 Builder's Risk Delayed Startup, and (vi) insure loss or damage from strikes, riots and civil commotion with a sub-limit not less than $100,000,000.

(f)
Deductible: The insurance policy shall have no deductible greater than U.S.$500,000 per occurrence; provided, however, (i) for flood and windstorm, the deductible shall not be greater than two percent (2%) of the values at risk, subject to a minimum deductible of U.S.$1,000,000 and a maximum deductible of U.S.$7,500,000 for flood and named windstorm and (ii) for wet works and testing and commissioning, the deductible shall not be greater than $1,000,000.

2.	Section 1.10 of Attachment O is hereby amended and restated as follows:

10.    Builder's Risk Delayed Startup Insurance. Delayed startup coverage insuring Owner and Lender, as their interests may appear, covering the Owner's fixed costs and debt service as a result of any loss or damage insured by Section 1A.9 above resulting in a delay in Substantial Completion of the Facility beyond its anticipated date of Substantial Completion in an amount equal to eighteen (18) months (or longer period of time, as determined by Owner after receiving the results of the probable maximum loss report) projected fixed costs plus debt service of Owner. This coverage shall be on an actual loss-sustained basis. Any proceeds from delay in startup insurance shall be payable solely to the Lender or its designee and shall not in any way reduce or relieve Contractor of any of its obligation or liabilities under the Agreement.
Such insurance shall (a) have a deductible of not greater than sixty (60) Days aggregate for all occurrences, except 90 days in the aggregate in the respect of named windstorm, during the builder's risk policy period, (b) include an interim payments clause allowing for the monthly payment of a claim pending final determination of the full claim amount, (c) cover loss sustained when access to the Site is prevented due to an insured peril at premises in the vicinity of the Site

Change Order CO-0008
for a period not less than sixty (60) Days, (d) cover loss sustained due to the action of a public authority preventing access to the Site due to imminent or actual loss or destruction arising from an insured peril at premises in the vicinity of the Site for a period not less than sixty (60) Days, (e) insure loss caused by FLEXA named perils to finished Equipment (including machinery) while awaiting shipment at the premises of a Subcontractor or Sub-subcontractor, (f) not contain any form of a coinsurance provision or include a waiver of such provision, (g) cover loss sustained due to the accidental interruption or failure, caused by an insured peril of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Site for a period not less than sixty (60) Days, (h) covering delays resulting from any item of Construction Equipment who loss or damage could result in a delay in Substantial Completion of the Facility beyond the deductible period of the delayed startup insurance, and (i) an extension clause allowing the policy period to be extended up to six (6) months without modification to the terms and conditions (other than the deductible) of the policy and a pre-agreed premium.

3.	Section 1.3 of Attachment EE is hereby amended as follows:

The Aggregate Provisional Sum contains a Provisional Sum of Sixty Five Million One Hundred Fifty Thousand U.S. Dollars (U.S.$65,150,000) (“Insurance Provisional Sum”) for the cost of insurance premiums for the insurance required to be provided by Contractor in accordance with Attachment O (other than workers compensation and employer liability insurance) (the “Project Insurances”). Contractor shall notify Owner in writing no later than fifty-six (56) Days following NTP of the actual cost of the insurance premiums charged to Contractor by Contractor's insurance carrier for the Project Insurances (“Actual Insurance Cost”), which Actual Insurance Cost shall be adequately documented by Contractor. If the Actual Insurance Cost is less than the Insurance Provisional Sum, Owner shall be entitled to a Change Order reducing the Contract Price by such difference. If the Actual Insurance Cost is greater than the Insurance Provisional Sum, Contractor shall be entitled to a Change Order increasing the Contract Price by such difference. Contractor shall be responsible for the placement of the Project Insurances required to be provided by Contractor in accordance with Attachment O, provided that Contractor shall reasonably cooperate with Owner to minimize such Actual Insurance Cost to the extent reasonably practicable.

The Contract Price has been based upon naming the Owner Group as additional insureds on the commercial general liability and umbrella or excess liability policies specified in Section 1A.2 and 1A.4 of Attachment O and providing sudden and accidental pollution liability coverage (including clean up on or off the Site) under such commercial general liability policy. Accordingly, should (i) the insurance provider(s) charge any additional premium for naming the Owner Group as named insureds under such policies as compared to naming the Owner Group as additional insureds or (ii) Contractor not be able to procure such sudden and accidental liability coverage and, instead, is required to procure a stand-alone pollution policy, Contractor shall be entitled to a Change Order increasing the Contract Price in the actual amount of such increased premium associated with naming the Owner Group as named insureds rather than additional insureds or procurement of such stand-alone pollution policy.

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-0007)..........................................................	$68,167,322
The Contract Price prior to this Change Order was ...............................................................................	$3,968,167,322
The Contract Price will be not changed by this Change Order in the amount of....................................	$0
The new Contract Price including this Change Order will be ................................................................	$3,968,167,322

Change Order CO-0008

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria: if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
July 31, 2012	July 27, 2012
Date of Signing	Date of Signing

CHANGE ORDER FORM

HAZOP Action Items

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-0009 DATE OF CHANGE ORDER: July 31, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The HAZOP Action Items described in Attachment A of this Change Order are hereby added to the scope of the Work under the Agreement

2.	The Contract Change Order will increase the Contract Price by a fixed lump sum amount of $3,200,000.

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestones(s) listed in Exhibit B of this Change Order

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-0008)..........................................................	$68,167,322
The Contract Price prior to this Change Order was ...............................................................................	$3,968,167,322
The Contract Price will be not changed by this Change Order in the amount of....................................	$3,200,000
The new Contract Price including this Change Order will be ................................................................	$3,971,367,322

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria: if no changes or impact; attach additional documentation if necessary): N/A

Adjustment to Payment Schedule: Yes. See Section 2.a and Exhibit B to this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
August 2, 2012	July 31, 2012
Date of Signing	Date of Signing

CHANGE ORDER FORM

Fuel Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00010 DATE OF CHANGE ORDER: August 8, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Fuel Provisional sum specified in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was U.S.$ 27,990,289. The Fuel Provisional Sum is decreased by $27,990,289. The new value of the Fuel Provisional Sum as adjusted by this Change Order is $ 0.00.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

3.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $742,306,865. The Aggregate Provisional Sum is decreased by $27,990,289. As a result, the new Aggregate Provisional Sum as adjusted by this Change Order is $714,316,576.

4.	Pursuant to instructions in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit B to this Change Order illustrates the calculation of the final fuel costs in the Agreement.

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-0009)..........................................................	$71,367,322
The Contract Price prior to this Change Order was ...............................................................................	$3,971,367,322
The Contract Price will be not changed by this Change Order in the amount of....................................	$496,385
The new Contract Price including this Change Order will be ................................................................	$3,971,863,707

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
August 8, 2012	August 8, 2012
Date of Signing	Date of Signing

CHANGE ORDER FORM

Currency Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00011 DATE OF CHANGE ORDER: August 8, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
The Currency Provisional sum specified in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was U.S.$ 452,122,132. The Currency Provisional Sum is decreased by $452,122,132. The new value of the Currency Provisional Sum as adjusted by this Change Order is $ 0.00.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

3.
The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $714,316,576. The Aggregate Provisional Sum is decreased by this Change Order in the amount of $452,122,132. As a result, the new Aggregate Provisional Sum as adjusted by this Change Order is $262,194,444.

4.	Pursuant to instructions in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit B to this Change Order illustrates the calculation of the final Currency costs in the Agreement.

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-00010)..........................................................	$71,863,707
The Contract Price prior to this Change Order was ...............................................................................	$3,971,863,707
The Contract Price will be not changed by this Change Order in the amount of....................................	$(35,766,586)
The new Contract Price including this Change Order will be ................................................................	$3,936,097,121

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
August 8, 2012	August 8, 2012
Date of Signing	Date of Signing

CHANGE ORDER FORM

Cost Impacts Associated with Delay in NTP

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00012 DATE OF CHANGE ORDER: August 8, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.2.A.11 of the Agreement, Parties agree to increase the Contract Price for Contractor's increased costs to perform the Work by $78,577,000 due to delay in the issuance of NTP from March 31, 2012 to August 9, 2012.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-00011)..........................................................	$36,097,121
The Contract Price prior to this Change Order was ...............................................................................	$3,936,097,121
The Contract Price will be not changed by this Change Order in the amount of....................................	$78,577,000
The new Contract Price including this Change Order will be ................................................................	$4,014,674,121

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
August 8, 2012	August 8, 2012
Date of Signing	Date of Signing

CHANGE ORDER FORM

Credit to EPC Contract Value for TSA Work

PROJECT NAME: Sabine Pass LNG Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 11, 2011	CHANGE ORDER NUMBER: CO-00013 DATE OF CHANGE ORDER: August 29, 2012

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
This Change Order is a credit to the EPC contract value for home office professional services and third party engineering work completed under the Bechtel and Cheniere Technical Services Agreement dated June 7, 2010.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

Adjustment to Contract Price
The original Contract Price was..............................................................................................................	$3,900,000,000
Net change by previously authorized Change Orders (#CO-00011)..........................................................	$114,674,121
The Contract Price prior to this Change Order was ...............................................................................	$4,014,674,121
The Contract Price will be not changed by this Change Order in the amount of....................................	$(55,024,780)
The new Contract Price including this Change Order will be ................................................................	$3,959,649,341

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties' duly authorized representatives.

/s/ Ed Lehotsky	/s/ J. Jackson
Owner	Contractor
Ed Lehotsky	JT Jackson
Name	Name
VP LNG Project Management	Sr. Vice President
Title	Title
September 7, 2012	August 28, 2012
Date of Signing	Date of Signing